Estimated Amortization expense (Details) $ in Thousands	Sep. 30, 2017 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2018	$ 166
2019	154
2020	153
2021	153
2022	153
Total	$ 779